UNITED STATES
           SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C.  20549


                       FORM 8-K


                   CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                    Date of Report
                        (Date of earliest event reported)
                    January 19, 2006


              THE COMMERCE GROUP, INC.
            (Exact name of registrant as specified in its charter)


 Massachusetts      001-13672        04-2599931
 (State or other             (Commission File           (IRS Employer
  jurisdiction                   Number)                 Identification
  of incorporation)                                           No.)


211 Main Street, Webster, Massachusetts  01570
      (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (508) 943-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))





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The Commerce Group, Inc.
Form 8-K
January 19, 2006

Section 5.  Corporate Governance and Management
     Item 5.02  Departure of Directors or Principal Officers;
Election of Directors;  Appointment of Principal Officers

     On January 19, 2006, The Commerce Group, Inc. (the "Company") issued a press release, CEO and Founder, Arthur J. Remillard, Jr., to Retire in Six Months: Board Announces Gerald Fels as New CEO and Chairman Following Transition Period. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Section 9.  Financial Statements and Exhibits
     Item 9.01  Financial Statements and Exhibits
(d)  Exhibits

Exhibit 99.1  Press Release dated January 19, 2006





                           SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           THE COMMERCE GROUP, INC.
                           January 19, 2006




                            /s/ Randall V. Becker
                                Randall V. Becker
                          Treasurer and Chief Accounting Officer









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                                          Exhibit 99.1
Press Release


RELEASE:    Immediate (January 19, 2006)

CONTACT:    Randall V. Becker, Treasurer
           (508) 949-4129


The Commerce Group, Inc.'s CEO and Founder, Arthur J. Remillard, Jr., to Retire in Six Months: Board Announces Gerald Fels as New CEO and Chairman Following Transition Period


WEBSTER, Massachusetts, January 19, 2006 -- CEO and Chairman of the
Board Arthur J. Remillard, Jr. today announced his intention to retire from The Commerce Group, Inc. (NYSE: CGI) at the end of July of this year, culminating a 40 year career in the property and casualty insurance industry. Mr. Remillard, Jr., age 75, who founded The Commerce Insurance Company in 1971 along with numerous affiliated companies, has served as the CEO and Chairman of the Board of The Commerce Group, Inc. since its inception in 1976. Mr. Remillard, Jr. plans to continue as a Director of The Commerce Group, Inc. The Company's Board of Directors announced today the election of Gerald Fels as President, Chief Executive Officer, and Chairman of the Board of The Commerce Group, Inc. effective July 28, 2006. Mr. Fels is currently the Executive Vice President and Chief Financial Officer of Commerce Group, as well as the President of The Commerce Insurance Company and its affiliated insurance companies.

In Mr. Remillard's letter to the Board, he recommended that Gerald Fels succeed him, and noted that, "Jerry's leadership, expertise, ingenuity, dedication, and experience in this business, coupled with the stewardship of our more than 40 officers and each of you as Directors, leave me confident that Commerce Group will continue to build on its past successes." Mr. Fels joined Commerce in 1975 as Chief Financial Officer and, together with Mr. Remillard, Jr., was instrumental in leading Commerce to its current position on the NYSE with a market capitalization of approximately two billion dollars. Mr. Fels, who has also been President of The Commerce Insurance Company since 2001, noted, "It has been my privilege to work alongside Arthur these past thirty years and I look forward to building on his legacy of serving our shareholders."

In announcing his plans for retirement, Mr. Remillard, Jr. noted his "long and wonderful journey with the company." Mr. Remillard, Jr. began his insurance career back in 1966 when he acquired the C. M. Clark Insurance Agency, Inc., later merging it into the present day Clark-Prout Insurance Agency. He teamed up with fellow independent insurance agents and local businessmen in 1971 and created The Commerce Insurance Company located in Webster, Massachusetts. He noted, "Our small town start-up business now has more than 1.3 million policies in force, employs over 2,100 hard-working people, writes business through more than 2,000 agents across the country and is owned by more than 6,800 stockholders. I am both immensely proud of and humbled by these facts." The Board of Directors thanked Mr. Remillard, Jr. for his exemplary service, devotion and foresight, as well as for his guidance in preparing the company for a smooth transition.
- MORE -
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The Commerce Insurance Company, which is rated A+ (Superior) by A.M. Best, is the largest writer of personal automobile insurance in Massachusetts and is the principal operating subsidiary of The Commerce Group, Inc. (NYSE:
CGI) headquartered in Webster, Massachusetts. Additional property and casualty insurance subsidiaries include Citation Insurance Company in Massachusetts, Commerce West Insurance Company in California and American Commerce Insurance Company in Ohio. Through its subsidiaries' combined insurance operations, Commerce Group actively writes business in fourteen states and ranks as the 19th largest personal automobile insurance group in the country according to A.M. Best, based on 2004 direct written premium information.

Forward Looking Statements
This press release may contain statements that are not historical fact and constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipates," "estimates," "plans," "projects," "continuing," "ongoing," "expects," "may," "should," "management believes," "we believe," "we intend," and similar words or phrases. These statements may address, among other things, our strategy for growth, business development, regulatory approvals, market position, expenditures, financial results and reserves. Accordingly, these statements involve estimates, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. All forward-looking statements are qualified in their entirety by reference to the factors discussed throughout this press release and in our Forms 10-K and 10-Q, and other documents filed with the SEC. Among the key factors that could cause actual results to differ materially from forward-looking statements:

-  the possibility of severe weather and adverse catastrophe experiences;
-  adverse trends in claim severity or frequency;
-  adverse state and federal regulations and legislation;
-  adverse judicial decisions;
- adverse changes to the laws, regulations and rules governing the residual market system in Massachusetts;
-  interest rate risk;
- rate making decisions for private passenger automobile policies in Massachusetts;
-  potential rate filings;
-  heightened competition;
-  concentration of business within Massachusetts;
- market disruption in Massachusetts, if existing or significant new competitors aggressively seek market share or if existing competitors exited the market or become insolvent;
-  dependence on our executive officers; and,
- the economic, market or regulatory conditions and risks associated with entry into new markets and diversification.

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You should not place undue reliance on any forward-looking statement.  The risk factors referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statement made by us or on our behalf. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for us to predict which factors will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

- END -









































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